Filed under Rule 497(e) and Rule 497(k)
Registration
No. 002-83631
VALIC Company I
Systematic Value Fund
(the “Fund”)
Supplement dated May 3, 2021, to the Fund’s Summary Prospectus and Prospectus,
each dated October 1, 2020, as supplemented and amended to date
Effective immediately, the following changes to the Summary Prospectus and Prospectus are made:
The first paragraph in the section of the Summary Prospectus and Prospectus entitled “
Principal Investment Strategies of the Fund
” is deleted in its entirety and replaced with the following paragraph:
The Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. large- and mid-cap
companies. Companies are determined to be large- or
mid-cap
based on the inclusion of their equity securities in the Russell 1000
®
Value Index, whose constituents are companies that exhibit certain value qualities, as defined by the index provider, such as lower price-to-book
ratios and lower expected growth values. Generally, these companies will have a market capitalization of at least $966.6 million. The equity securities in which the Fund invests include common stock, preferred stock, convertible securities, rights and warrants.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.